                                                                    EXHIBIT 99.3

CASE NAME:      KEVCO HOLDING, INC.                                ACCRUAL BASIS

CASE NUMBER:    401-40785-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                              FORT WORTH DIVISION
                              ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                       TREASURER
---------------------------------------             ---------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                       OCTOBER 29, 2001
---------------------------------------             ---------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------             ---------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                       OCTOBER 29, 2001
---------------------------------------             ---------------------------
Printed Name of Preparer                                       Date

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:   401-40785-BJH-11

COMPARATIVE BALANCE SHEET


                                                  SCHEDULED            MONTH             MONTH            MONTH
ASSETS                                              AMOUNT             JUL-01            AUG-01           SEP-01
------                                           ------------       ------------      ------------     ------------
1.    Unrestricted Cash (FOOTNOTE)                        232              4,631                 0                0
2.    Restricted Cash
3.    Total Cash                                          232              4,631                 0                0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                   0                  0                 0                0
9.    Total Current Assets                                232              4,631                 0                0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                       0                  0                 0                0
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List) (FOOTNOTE)                     95,356,800                  0                 0                0
15.   Other (Attach List)                          14,496,631         14,496,631        14,496,631       14,496,631
16.   Total Assets                                109,853,663         14,501,262        14,496,631       14,496,631

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                      0                 0                0
23.   Total Post Petition Liabilities                                          0                 0                0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                      75,885,064         15,071,491        14,930,296       15,365,448
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                         328,039,345        321,192,806       321,188,722      321,188,722
28.   Total Pre Petition Liabilities              403,924,409        336,264,297       336,119,018      336,554,170
29.   Total Liabilities                           403,924,409        336,264,297       336,119,018      336,554,170

EQUITY

30.   Pre Petition Owners' Equity                                   (294,070,746)     (294,070,746)    (294,070,746)
31.   Post Petition Cumulative Profit Or
      (Loss)                                                         (88,505,859)      (88,506,406)     (88,506,406)
32.   Direct Charges To Equity (FOOTNOTE)                             60,813,570        60,954,765       60,519,613
33.   Total Equity                                                  (321,763,035)     (321,622,387)    (322,057,539)
34.   Total Liabilities and Equity                                    14,501,262        14,496,631       14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                            SUPPLEMENT TO

CASE NUMBER:   401-40785-BJH-11                             ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                  SCHEDULED            MONTH             MONTH            MONTH
ASSETS                                              AMOUNT             JUL-01            AUG-01           SEP-01
------                                           ------------       ------------      ------------     ------------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                0                  0                 0                0

A.    Goodwill: SSS                                 6,097,280
B.    Goodwill: Bowen                              13,569,437
C.    Goodwill: BTE                                 1,657,846
D.    Goodwill: Shelter                            74,032,237
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                            95,356,800                  0                 0                0

A.    Investment in Subsidiaries                   14,496,631         14,496,631        14,496,631       14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                      14,496,631         14,496,631        14,496,631       14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                         0                 0                0

PRE PETITION LIABILITIES

A.    Interco. Payables (FOOTNOTE)                199,539,345        192,692,806       192,688,722      192,688,722
B.    10 3/8% Senior Sub. Notes                   105,000,000        105,000,000       105,000,000      105,000,000
C.    Sr. Sub. Exchangeable Notes                  23,500,000         23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                            328,039,345        321,192,806       321,188,722      321,188,722

CASE NAME:     KEVCO HOLDING, INC.                        ACCRUAL BASIS - 2

CASE NUMBER:   401-40785-BJH-11


INCOME STATEMENT

                                                      MONTH              MONTH             MONTH           QUARTER
REVENUES                                              JUL-01             AUG-01           SEP-01            TOTAL
--------                                            -----------        ---------         ---------        ----------
1.    Gross Revenues                                                                                               0
2.    Less: Returns & Discounts                                                                                    0
3.    Net Revenue                                            0                 0                 0                 0

COST OF GOODS SOLD

4.    Material                                                                                                     0
5.    Direct Labor                                                                                                 0
6.    Direct Overhead                                                                                              0
7.    Total Cost Of Goods Sold                               0                 0                 0                 0
8.    Gross Profit                                           0                 0                 0                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                               0
10.   Selling & Marketing                                                                                          0
11.   General & Administrative                                               507                 0               507
12.   Rent & Lease                                                                                                 0
13.   Other (Attach List)                                                     40                 0                40
14.   Total Operating Expenses                               0               547                 0               547
15.   Income Before Non-Operating
      Income & Expense                                       0              (547)                0              (547)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                        0                 0                 0                 0
17.   Non-Operating Expense (Att List)                       0                 0                 0                 0
18.   Interest Expense                                                                                             0
19.   Depreciation / Depletion                                                                                     0
20.   Amortization                                                                                                 0
21.   Other (Attach List)                           (1,636,742)                0                 0        (1,636,742)
22.   Net Other Income & Expenses                   (1,636,742)                0                 0        (1,636,742)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                            0
24.   U.S. Trustee Fees                                                                                            0
25.   Other (Attach List)                                                                                          0
26.   Total Reorganization Expenses                          0                 0                 0                 0
27.   Income Tax                                                                                                   0
28.   Net Profit (Loss)                             (1,636,742)             (547)                0        (1,637,289)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                       SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                        ACCRUAL BASIS - 2


INCOME STATEMENT

                                                   MONTH               MONTH            MONTH           QUARTER
OPERATING EXPENSES                                 JUL-01              AUG-01           SEP-01           TOTAL
-----------------                                -----------         ---------        ---------        ----------
A.    Payroll Tax                                                           40                                 40
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL OTHER OPERATING
   EXPENSES - LINE 13                                      0                40                0                40

OTHER INCOME & EXPENSES

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL NON-OPERATING INCOME -
   LINE 16                                                 0                 0                0                 0

A.    Write off of Goodwill (FOOTNOTE)            (1,636,742)                0                0        (1,636,742)
B.
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL NON-OPERATING EXPENSE -
   LINE 21                                        (1,636,742)                0                0        (1,636,742)


REORGANIZATION EXPENSES

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL OTHER REORGANIZATION
   EXPENSES - LINE 25                                      0                 0                0                 0

CASE NAME:      KEVCO HOLDING, INC.                      ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11

CASH RECEIPTS AND                                MONTH               MONTH             MONTH           QUARTER
DISBURSEMENTS                                    JUL-01              AUG-01           SEP-01            TOTAL
-----------------                                ------              ------           ------           -------
1.   Cash - Beginning Of Month                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Interco. Transfer)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.            SUPPLEMENT TO ACCRUAL BASIS - 3
                                               SEPTEMBER, 2001
CASE NUMBER:    401-40785-BJH-11               CASH RECEIPTS AND DISBURSEMENTS

                                                     DIST LP      MFG          MGMT     HOLDING   COMP     KEVCO INC    TOTAL
                                                     ---------  ---------    ---------  -------  -------    --------  ---------
   1    CASH-BEGINNING OF MONTH                             --    150,505    3,618,707       --       --       1,000  3,770,212

     RECEIPTS FROM OPERATIONS
   2    CASH SALES                                          --         --                                                    --
     COLLECTION OF ACCOUNTS RECEIVABLE
   3    PRE PETITION                                        --         --                                                    --
   4    POST PETITION                                                  --                                                    --

   5    TOTAL OPERATING RECEIPTS                            --         --           --       --       --          --         --

     NON OPERATING RECEIPTS
   6    LOANS & ADVANCES                                               --                                                    --
   7    SALE OF ASSETS                                 100,000         --                                              100,000
   8    OTHER                                           36,713     28,468       46,412       --   23,268          --    134,861
         INTERCOMPANY TRANSFERS                       (127,561)    42,440      108,389       --  (23,268)                    --
                   SALE EXPENSE REIMBURSEMENT
                   INCOME TAX REFUND                                                               23,268
                   RENT
                   PAYROLL TAX ADVANCE RETURNED
                   MISC.                                36,713                  37,857                --
                   INTEREST INCOME                                              8,555

   9    TOTAL NON OPERATING RECEIPTS                     9,152     70,908      154,801       --       --          --    234,861

  10    TOTAL RECEIPTS                                   9,152     70,908      154,801       --       --          --    234,861

  11    CASH AVAILABLE                                   9,152    221,413    3,773,508       --       --       1,000  4,005,073

     OPERATING DISBURSEMENTS
  12    NET PAYROLL                                                             18,582                                   18,582
  13    PAYROLL TAXES PAID                                             --        6,780                                    6,780
  14    SALES, USE & OTHER TAXES PAID                    2,870         --                                                 2,870
  15    SECURED/RENTAL/LEASES                                          --        5,002                                    5,002
  16    UTILITIES                                          262         --        2,690                                    2,952
  17    INSURANCE                                                      --      112,200                                  112,200
  18    INVENTORY PURCHASES                                            --                                                    --
  19    VEHICLE EXPENSE                                                --                                                    --
  20    TRAVEL                                                         --                                                     --
  21    ENTERTAINMENT                                                  --                                                    --
  22    REPAIRS & MAINTENANCE                            2,656         --                                                 2,656
  23    SUPPLIES                                                       --                                                    --
  24    ADVERTISING                                                                                                          --
  25    OTHER                                            3,364     71,211       99,384       --       --          --    173,959
                   LOAN PAYMENTS                                       --                                                    --
                   FREIGHT                                 959         --        1,165                                    2,124
                   CONTRACT LABOR                                      --       96,405                                   96,405
                   401 K PAYMENTS                                      --                                                    --
                   PAYROLL TAX ADVANCE ADP                                                                                   --
                   WAGE GARNISHMENTS                                                                                         --
                   MISC.                                 2,405     71,211        1,814                                   75,430

  26    TOTAL OPERATING DISBURSEMENTS                    9,152     71,211      244,638       --       --          --    325,001

     REORGANIZATION DISBURSEMENTS
  27    PROFESSIONAL FEES                                              --       11,217                                   11,217
  28    US TRUSTEE FEES                                                --                                                    --
  29    OTHER                                                                                                                --
  30    TOTAL REORGANIZATION EXPENSE                        --         --       11,217       --       --          --     11,217

  31    TOTAL DISBURSEMENTS                              9,152     71,211      255,855       --       --          --    336,218

  32    NET CASH FLOW                                       --       (303)    (101,054)      --       --          --   (101,357)

  33    CASH- END OF MONTH                                  --    150,202    3,517,653       --       --       1,000  3,668,855

CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:    401-40785-BJH-11


                                                 SCHEDULED          MONTH             MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT            JUL-01            AUG-01           SEP-01
-------------------------                        ---------          ------            ------           ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                           0               0                 0                0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                           0               0                 0                0

AGING OF POST PETITION                                 MONTH:   SEPTEMBER-01
TAXES AND PAYABLES                                           ------------------

                                0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                    DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                   ------           -------            -------             ----             -----
1.   Federal                                                                                                 0
2.   State                                                                                                   0
3.   Local                                                                                                   0
4.   Other (Attach List)             0                 0                  0                0                 0
5.   Total Taxes Payable             0                 0                  0                0                 0
6.   Accounts Payable                                                                                        0


                                                           MONTH: SEPTEMBER-01
                                                                  ------------
STATUS OF POST PETITION TAXES

                                                BEGINNING TAX     AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                           LIABILITY*       AND/OR ACCRUED    (AMOUNT PAID)         LIABILITY
-------                                         -------------     ---------------    -------------         ----------
1.   Withholding **                                                                                                 0
2.   FICA - Employee **                                                                                             0
3.   FICA - Employer **                                                                                             0
4.   Unemployment                                                                                                   0
5.   Income                                                                                                         0
6.   Other (Attach List)                                     0                  0                0                  0
7.   Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.   Withholding                                                                                                    0
9.   Sales                                                                                                          0
10.  Excise                                                                                                         0
11.  Unemployment                                                                                                   0
12.  Real Property                                                                                                  0
13.  Personal Property                                                                                              0
14.  Other (Attach List)                                                                                            0
15.  Total State And Local                                   0                  0                0                  0
16.  Total Taxes                                             0                  0                0                  0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:    SEPTEMBER-01
                                                             ------------------


BANK RECONCILIATIONS                             Account # 1       Account # 2
--------------------                             -----------       -----------
A.   BANK:                                                                          Other Accounts
B.   ACCOUNT NUMBER:                                                                 (Attach List)              TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                      0
2.   Add: Total Deposits Not Credited                                                                                0
3.   Subtract: Outstanding Checks                                                                                    0
4.   Other Reconciling Items                                                                                         0
5.   Month End Balance Per Books                                                                                     0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                 DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER                      PURCHASE          INSTRUMENT       PURCHASE PRICE             CURRENT VALUE
---------------------------                      --------          ----------       --------------             -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                             0                 0

CASH

12.  Currency On Hand                                                                                                0
13.  Total Cash - End of Month                                                                                       0


This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:    401-40785-BJH-11
                                                       MONTH:   SEPTEMBER-01
                                                             ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                   TYPE OF       AMOUNT         TOTAL PAID
            NAME                   PAYMENT        PAID           TO DATE
            ----                   -------       ------         ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                      0                 0


                                  PROFESSIONALS

                                                 DATE OF
                                                COURT ORDER                                                        TOTAL
                                                AUTHORIZING        AMOUNT         AMOUNT        TOTAL PAID        INCURRED
            NAME                                  PAYMENT         APPROVED         PAID          TO DATE         & UNPAID*
            ----                                -----------       --------        ------        ----------       ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                       0             0                 0                0

  *   Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                        SCHEDULED        AMOUNTS         TOTAL
                                         MONTHLY          PAID          UNPAID
                                         PAYMENTS        DURING          POST
          NAME OF CREDITOR                 DUE            MONTH        PETITION
          ----------------              ---------        -------      ----------
1.    Bank of America                                          0      15,365,448
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                     0              0      15,365,448

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:    401-40785-BJH-11
                                                       MONTH:   SEPTEMBER-01
                                                              -----------------
QUESTIONNAIRE

                                                                                       YES           NO
                                                                                       ---           --
1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                              X

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                          X

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                             X

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                      X

5.      Have any Post Petition Loans been received by the debtor from any
        party?                                                                                       X

6.      Are any Post Petition Payroll Taxes past due?                                                X

7.      Are any Post Petition State or Federal Income Taxes past due?                                X

8.      Are any Post Petition Real Estate Taxes past due?                                            X

9.      Are any other Post Petition Taxes past due?                                                  X

10.     Are any amounts owed to Post Petition creditors delinquent?                                  X

11.     Have any Pre Petition Taxes been paid during the reporting period?                           X

12.     Are any wage payments past due?                                                              X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                       YES           NO
                                                                                       ---           --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                   X

2.      Are all premium payments paid current?                                           X

3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.


                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                  CARRIER                PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
    --------------                  -------                --------------          --------------------------
General Liability                Liberty Mutual            9/1/00-3/1/02           Semi-Annual        $64,657


This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40785-BJH-11                              ACCRUAL BASIS

                                                       MONTH:   SEPTEMBER-01
                                                              -----------------


ACCRUAL
BASIS
FORM
NUMBER             LINE NUMBER                                    FOOTNOTE/EXPLANATION
-------            -----------                                    --------------------
1                      1             Pursuant to a February 12, 2001 Order (1) Authorizing Continued Use of Existing
3                      1             Forms and Records; (2) Authorizing Maintenance of Existing Corporate Bank
                                     Accounts and Cash Management System; and (3) Extending Time to Comply with 11
                                     U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key
                                     Bank deposit accounts are swept daily into Kevco's lead account number
                                     1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No. 401-40788-BJH). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                                     America DIP account. A schedule allocating receipts and disbursements among
                                     Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                                     Accrual Basis -3. Debtor closed its petty cash account during August.

1                     14             Kevco Holding, Inc. is the holding company for Kevco Manufacturing, LP (Case
2                     21A            No. 00-40784-BJH) and Kevco Distribution, LP (Case No. 00-40789-BJH). In
                                     conjunction with the asset sales recorded in Kevco Manufacturing LP's and Kevco
                                     Distribution LP's books and records (see prior Monthly Operating Reports for details), losses were recorded on this Debtor's income statement for its write-off of related goodwill.

1                     24             The direct charges to equity are due to the secured debt reductions pursuant to
1                     32             sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the
                                     South Region of Kevco Distribution, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                     24             In September, Liberty Mutual, Debtor's Workman's Compensation carrier, drew
                                     $300,000 on a letter of credit issued during 2000 as reflected on the financial statements of Kevco Management, Inc.

1                     27A            Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                     401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                     Manufacturing, LP (Case No. 401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                                     401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                                     No. 401-40786-BJH-11), and Kevco Components, Inc. (Case No. 401-40790-BJH-11).
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